Exhibit 99.2

Texas Pacific Land Trust Announces Anticipated Distribution Date in Connection with Corporate Reorganization

DALLAS (December 31, 2020) – The Trustees of Texas Pacific Land Trust (NYSE: TPL) (the “Trust”) announced today that, in connection with the Trust’s previously announced plan to reorganize the Trust from its current structure to a corporation formed under Delaware law named Texas Pacific Land Corporation (“TPL Corporation”), the Trust expects to distribute all of the common stock of TPL Corporation to holders of sub-share certificates in certificates of proprietary interest of the Trust (“sub-share certificates”) on January 11, 2021 (such date, the “effective date”).

Prior to the market opening on the effective date, the Trust will distribute all of the shares of TPL Corporation common stock to holders of sub-share certificates as of such date on a pro rata, one-for-one basis in accordance with their interests in the Trust. The trading of sub-share certificates on the New York Stock Exchange (“NYSE”) will cease prior to the market opening and TPL Corporation common stock will begin trading on the NYSE on the same date under the symbol “TPL,” and the sub-share certificates will be cancelled.

The distribution of TPL Corporation common stock will be made in book-entry form only. No action is required by holders of sub-share certificates in order to receive shares of TPL Corporation common stock. Immediately after the distribution becomes effective, TPL Corporation will be an independent, publicly traded company and successor to all of the Trust’s assets, employees, liabilities and obligations.

TPL Corporation previously filed a registration statement on Form 10 with the U.S. Securities and Exchange Commission (the “SEC”) on December 14, 2020 (as amended, the “Registration Statement”), relating to the corporate reorganization. On December 31, 2020, the Registration Statement was declared effective.

The Registration Statement included a preliminary information statement that describes the corporate reorganization and provides information regarding the Trust and TPL Corporation. A final information statement describing the corporate reorganization and the anticipated distribution in more detail (the “Final Information Statement”) has been filed with the SEC as an exhibit to TPL Corporation’s Current Report on Form 8-K and will be furnished as an exhibit to a Current Report on Form 8-K of the Trust. Investors and holders of sub-share certificates are urged to read documents filed with the SEC carefully and in their entirety as these materials contain important information about the Trust, TPL Corporation and the corporate reorganization.

The completion of the corporate reorganization and distribution is subject to the satisfaction or waiver of a number of conditions, including the absence of unforeseen events or developments that would make it inadvisable to effect the corporate reorganization.

About Texas Pacific Land Trust

Texas Pacific Land Trust is one of the largest landowners in the State of Texas with approximately 880,000 acres of land in West Texas. The Trust was organized under a Declaration of Trust to receive and hold title to extensive tracts of land in the State of Texas, previously the property of the Texas and Pacific Railway Company, and to issue transferable Certificates of Proprietary Interest pro rata to the holders of certain debt securities of the Texas and Pacific Railway Company. Texas Pacific Land Trust’s trustees are empowered under the Declaration of Trust to manage the lands with all the powers of an absolute owner. Texas Pacific Land Trust is not a REIT.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Cautionary Statement Regarding Forward-Looking Statements

This news release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on the Trust’s beliefs, as well as assumptions made by, and information currently available to, the Trust, and therefore involve risks and uncertainties that are difficult to predict. Generally, future or conditional verbs such as “will,” “would,” “should,” “could,” or “may” and the words “believe,” “anticipate,” “continue,” “intend,” “expect” and similar expressions identify forward-looking statements. Forward-looking statements include, but are not limited to, statements regarding the corporate reorganization and other references to strategies, plans, objectives, expectations, intentions, assumptions, future operations and prospects and other statements that are not historical facts. You should not place undue reliance on forward-looking statements. Although the Trust believes that plans, intentions and expectations, including those regarding the corporate reorganization, reflected in or suggested by any forward-looking statements made herein are reasonable, the Trust may be unable to achieve such plans, intentions or expectations and actual results, and performance or achievements may vary materially and adversely from those envisaged in this news release due to a number of factors including, but not limited to: a determination of the Trustees of the Trust not to provide final approval of all actions and transactions necessary to effect the corporate reorganization; a determination that the corporate reorganization will not be tax-free to the Trust and holders of the Trust’s sub-share certificates; the occurrence of any event, change or other circumstances that could give rise to the abandonment of the corporate reorganization; changes or uncertainties in the expected timing, likelihood or completion of the corporate reorganization; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the corporate reorganization; the potential impacts of COVID-19 on the global and U.S. economies as well as on the Trust’s financial condition and business operations; risks related to disruption of management time from ongoing business operations due to the corporate reorganization; the initiation or outcome of potential litigation; and any changes in general economic and/or industry specific conditions. Except as required by law, the Trust undertakes no obligation to publicly update or revise any such forward-looking statements. For more information concerning factors that could cause actual results to differ from those expressed or referred to herein, see the Trust’s annual report on Form 10-K and quarterly reports on Form 10-Q filed with the SEC. These risks, as well as other risks associated with the Trust, TPL Corporation and the corporate reorganization are also more fully discussed in the Registration Statement, which includes a preliminary information statement, filed by TPL Corporation with the SEC on December 14, 2020 and declared effective by the SEC on December 31, 2020; a Current Report on Form 8-K filed by TPL Corporation with the SEC on December 31, 2020, which includes a final information statement describing the corporate reorganization and the anticipated distribution in more detail (the “Final Information Statement”); and a Current Report on Form 8-K, which is expected to be filed by the Trust on or about December 31, 2020 and to include the Final Information Statement. You can access the Trust’s and TPL Corporation’s filings with the SEC through the SEC website at www.sec.gov and the Trust and TPL Corporation strongly encourage you to do so. Except as required by applicable law, the Trust and TPL Corporation undertake no obligation to update any statements herein for revisions or changes after this communication is made.

Contacts

(214) 969-5530
Chris Steddum
Vice President, Finance and Investor Relations